                                                                    EXHIBIT 23.3



                              ACCOUNTANTS' CONSENT



The Board of Directors



CapStar Hotel Company:



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                          Wertheim & Company



New York, New York



September 10, 1997